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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of HMS Holdings Corp. for the year ended December 31, 2003, I, Philip Rydzewski, Chief Financial Officer of HMS Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                                    (1) such Annual Report on Form 10-K for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                    (2) the information contained in such Annual
                                    Report on Form 10-K for the year ended
                                    December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of HMS Holdings Corp.

                       /S/ PHILIP RYDZEWSKI
                       ---------------------------------
                       PHILIP RYDZEWSKI
                       Chief Financial Officer

March 26, 2004

A signed copy of this written statement required by Section 906 has been provided to HMS Holdings, Inc. and will be retained by HMS Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.